UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 28, 2024

TABOOLA.COM LTD.
(Exact name of registrant as specified in its charter)

Israel (State or Other Jurisdiction of Incorporation)	001-40566 (Commission File Number)	Not applicable (IRS Employer Identification Number)

16 Madison Square West
7th Floor
New York, NY 10010
(Address of principal executive offices, including zip code)

212-206-7633
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	TBLA	The Nasdaq Global Market
Warrants to purchase ordinary shares	TBLAW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Taboola.com Ltd. (the “Company”) announced the results of the Company’s Annual General Meeting of Shareholders (the “Meeting”), which was held online via live audio webcast at 9:00 a.m. (Eastern time) / 4:00 p.m. (Israel time) on May 28, 2024.

At the Meeting, the Company’s shareholders voted upon and approved, by the requisite majority in accordance with the Israel Companies Law, 5759-1999 and the Company’s articles of association, the following matters: (i) the re-election of three Class III directors; (ii) the advisory proposal on executive compensation; (iii) the increase to non-employee director compensation and approval and ratification of certain director expenses; and (iv) the re-appointment of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2024 and until the next annual general meeting of shareholders.

The number of votes cast for or against and the number of abstentions and broker non-votes, as applicable, in connection with each matter presented for shareholder consideration at the Meeting, are set forth below:

Proposal 1: Re-election of three Class III directors

	For	Against	Abstain	Broker Non-Votes
Zvi Limon	142,540,856	23,126,388	470,564	31,888,523
Monica Mijaleski	142,334,351	22,825,259	978,198	31,888,523
Adam Singolda	143,349,240	22,383,873	404,695	31,888,523

Proposal 2: Advisory proposal on executive compensation

For	Against	Abstain	Broker Non-Votes
143,861,020	21,246,670	1,030,118	31,888,523

Proposal 3: Approval of an increase to non-employee director compensation and approval and ratification of certain director expenses

For	Against	Abstain	Broker Non-Votes
144,254,019	21,156,189	727,600	31,888,523

Proposal 4: Approval and re-appointment of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2024 and until the next annual general meeting of shareholders

For	Against	Abstain	Broker Non-Votes
197,383,726	363,720	278,885	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TABOOLA.COM LTD.

	By:	/s/ Stephen Walker
		Name:	Stephen Walker
		Title:	Chief Financial Officer

Date: May 29, 2024